UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 14, 2012

BofI HOLDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51201	33-0867444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12777 High Bluff Drive, Suite 100, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 350-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

8-K Sterne Agee 2012 Financial Institutions Investor Conference                                 1

Item 7.01 Regulation FD Disclosure.

BofI Holding, Inc. (the "Registrant"), parent of BofI Federal Bank (the "Bank"), is presenting on February 14, 2012, at the Sterne Agee 2012 Financial Institutions Investor Conference at the Peabody Orlando Hotel in Orlando, Florida. The slide show may be accessed at the Company's website: http://www.bofiholding.com. A copy of the information in the slide show is attached hereto as Exhibit 99.1.

This Form 8-K and the information attached below shall not be deemed to be “filed” for purposes of Section 18 of the
Securities Exchange Act of 1934, as amended (“Exchange Act”), nor shall it be incorporated by reference into a filing under the
Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates. The information in the materials is presented as of February 14, 2012, and the Company does not assume any obligation to update such information in the future.

Safe Harbor Statement
Statements contained in the slide show presentation that state expectations or predictions about the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act and the Exchange Act. The Company's
actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include “Risk Factors” and the other factors appearing in the documents that the Company has filed with the Securities and Exchange Commission.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits

99.1 Presentation of BofI Holding, Inc., as of February 14, 2012.

8-K Sterne Agee 2012 Financial Institutions Investor Conference                                 2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BofI HOLDING, INC.

Date: February 14, 2012	By:	/s/ Andrew J. Micheletti
Andrew J. Micheletti
EVP and Chief Financial Officer

8-K Sterne Agee 2012 Financial Institutions Investor Conference                                 3